                                                                   Exhibit 10.73


                                FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

  This First Amendment to Loan and Security Agreement is entered into as of June 30, 2003 (the "Amendment"), by and between COMERICA BANK, successor by merger (effective July 1, 2003) to COMERICA BANK-CALIFORNIA ("Bank") and MTI TECHNOLOGY CORPORATION ("BORROWER").

                                    RECITALS

  Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time (the "Loan Agreement"). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

  NOW, THEREFORE, the parties agree as follows:

1. The definition of Revolving Maturity Date in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

      "Revolving Maturity Date" means May 31, 2004.

2. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Loan Agreement. Except as amended, the Loan Agreement remains in full force and effect.

3. Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5. As a condition to the effectiveness of this Amendment, unless waived by Bank, Bank shall have received, in form and substance satisfactory to Bank, the following:

      (a) this Amendment duly executed by:

      (b) the Standby Letter of Credit, issued by Bank of America for the benefit of Bank, in the minimum amount of the Revolving Line, shall be amended or reissued to bear an expiry date of no earlier than June 30, 2004;

      (c) an amount equal to all expenses incurred to date in connection with the Loan Documents; and

      (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                          COMERICA BANK, successor by merger to
                                          COMERICA BANK-CALIFORNIA

                                          By: /s/ Derek Hout
                                              _______________________________

                                          Name: Derek Hout
                                                _____________________________

                                          Title: Assistant Vice President
                                                _____________________________



                                          MTI TECHNOLOGY CORPORATION

                                          By: /s/ Mark A. Franzen

                                          Name:   Mark A. Franzen
                                                _______________________________

                                          Title:  CFO
                                                _______________________________

                        CORPORATE RESOLUTIONS TO BORROW

------------------------------------------------------------------------------

BORROWER:  MTI TECHNOLOGY CORPORATION

------------------------------------------------------------------------------

     I, the undersigned Secretary or Assistant Secretary of MTI TECHNOLOGY CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

     I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:
              Mark Franzen

   NAMES                   POSITIONS                  ACTUAL SIGNATURES
   -----                   ---------                  -----------------
Tom Raimodi                     CEO                  /s/ TOM RAIMODI
--------------        -----------------------        -------------------------
Mark Franzen                    CFO                  /s/ Mark Franzen
--------------        -----------------------        -------------------------

Todd Schaeffer            VP - Controller            /s/ TODD SCHAEFFER
--------------        -----------------------        -------------------------

Mark Almorda          Financial Planning Mgr.       /s/ MARK ALMORDA
--------------        -----------------------        -------------------------


acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Comerica Bank, successor by merger to Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of June 30, 2003 (the "Amendment").

     EXECUTE AMENDMENTS. To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

     GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on June 30, 2003 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                  CERTIFIED TO AND ATTESTED BY:


                                                  X /s/ MARK A. FRANZEN
                                                   ____________________________

[BANK OF AMERICA LETTERHEAD]


DATE: JUNE 30, 2003

AMENDMENT TO IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3051683

AMENDMENT NUMBER 2



             BENEFICIARY                             APPLICANT
COMERICA BANK CALIFORNIA                     MTI TECHNOLOGY CORPORATION
INTERNATIONAL DIVISION                       4905 E. LA PALMA AVE.
9920 SOUTH LA CIENEGA BLVD 11TH FLR        ANAHEIM, CA 92807
INGLEWOOD, CA 90301-4423


THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE EXPIRATION DATE IS AMENDED TO: JUNE 30, 2004.

THE AUTOMATIC RENEWAL CLAUSE IS STILL IN EFFECT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS AMENDMENT, PLEASE CALL 213-345-0042.


        /s/ Teena Evangelista                     /s/ Lawrence Banales
-------------------------------------    --------------------------------------
         AUTHORIZED SIGNATURE                      AUTHORIZED SIGNATURE
          TEENA EVANGELISTA                          LAWRENCE BANALES

                      THIS DOCUMENT CONSISTS OF 1 PAGE(S).